                                                                  EXHIBIT 10.104






                           WILSHIRE TECHNOLOGIES, INC.


                                       and


                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                  Warrant Agent








                              --------------------


                                WARRANT AGREEMENT


                              --------------------








                          Dated as of November 24, 1997

                               TABLE OF CONTENTS*


                                                                                     Page
                                                                                     ----
Parties       ....................................................................    2

Recitals      ....................................................................    2

Section 1     Appointment of Warrant Agent........................................    2
Section 2     Form of Warrant.....................................................    2
Section 3     Countersignature and Registration...................................    3
Section 4     Transfers and Exchanges.............................................    3
Section 5     Exercise of Warrants................................................    4
Section 6     Payment of Taxes....................................................    5
Section 7     Mutilated or Missing Warrants.......................................    5
Section 8     Reservation of Common Stock.........................................    6
Section 9     Warrant Price.......................................................    7
Section 10    Adjustment of Warrant Price and Number of Shares....................    7
Section 11    Fractional Interest.................................................   13
Section 12    Notices to Warrantholders...........................................   14
Section 13    Disposition of Proceeds on Exercise of Warrants.....................   15
Section 14    Merger or Consolidation or Change of Name of Warrant Agent..........   15
Section 15    Duties of Warrant Agent.............................................   16
Section 16    Change of Warrant Agent.............................................   18
Section 17    Identity of Transfer Agent..........................................   19
Section 18    Notices.............................................................   19
Section 19    Supplements and Amendments..........................................   20
Section 20    Successors..........................................................   21
Section 21    California Contract.................................................   21
Section 22    Benefits of this Agreement..........................................   21
Section 23    Counterparts........................................................   21

Signatures    ....................................................................   21



--------------------------

* This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms and provisions.




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


            WARRANT AGREEMENT dated as of November 24, 1997 between Wilshire Technologies, Inc., a California corporation (hereinafter called the "Company"), and American Stock Transfer & Trust Company, as warrant agent (hereinafter called the "Warrant Agent").

            WHEREAS, the Company will issue up to 2,750,000 Warrants (the "Warrants"), each entitling the registered holder thereof to purchase one share of the Company's Common Stock without par value (the "Shares"); and

            WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, registration, transfer, exchange, and exercise of the Warrants and the rights of the holders thereof;

            NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows.

SECTION 1.  APPOINTMENT OF WARRANT AGENT.

            The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.

SECTION 2.  FORM OF WARRANT.

            The text of the Warrant certificates and of the form of election to purchase Shares to be printed on the reverse thereof shall be substantially as set forth in Exhibit A attached hereto. The per Share warrant price and the number of Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by the




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

manual or facsimile signature of the present or any future President or any Vice President of the Company, attested by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrants shall be dated as of the date of issuance by the Warrant Agent either upon initial issuance or upon transfer or exchange.

SECTION 3.  COUNTERSIGNATURE AND REGISTRATION.

            The Warrant Agent shall maintain books for the transfer and registration of Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof. The Warrants shall be countersigned manually or by facsimile by the Warrant Agent (or by any successor to the Warrant Agent then acting as warrant agent under this Agreement) and shall not be valid for any purpose unless so countersigned. Warrants may be so countersigned, however, by the Warrant Agent (or by its successor as warrant agent) and be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature or delivery, provided such persons were proper officers of the Company at the time of such original signing.

SECTION 4.  TRANSFERS AND EXCHANGES.

            The Warrant Agent shall transfer, from time to time, any outstanding Warrants upon the books to be maintained by the Warrant Agent for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be cancelled by the Warrant Agent. Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon request. Warrants may be exchanged at the option of the holder thereof, when surrendered at the office of the Warrant Agent, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock.

SECTION 5.  EXERCISE OF WARRANTS.

            Subject to the provisions of this Agreement, each registered holder of a Warrant shall have the right, which may be exercised commencing on the later of November 28, 1999 or the date on which the Shares issuable on exercise of the Warrants shall have been registered under the Federal Securities Act of 1933, and terminating at 5:00 p.m. New York time on November 28, 2002 (the "Warrant Expiration Date"), to purchase from the Company (and the Company shall issue and sell to such registered holder of Warrants) the number of fully paid and nonaccessible shares of Common Stock specified in such Warrants, upon surrender to the Company at the office of the Warrant Agent of such Warrants, with the form of election to purchase on the reverse thereof duly filled in and executed, and upon payment to the Company of the Warrant Price, determined in accordance with the provisions of Sections 9 and 10 of this Agreement, for the number of Shares in respect of which such Warrants are then exercised. Payment of such Warrant Price shall be made in cash or by check or bank draft to the order of the Company. No adjustment shall be made for any dividends on any shares of Common Stock issuable upon exercise of a Warrant. Subject to Section 6, upon such surrender of the Warrants and payment of the Warrant Price as aforesaid, the Warrant Agent shall be authorized to send, upon the written order of the registered holder of such Warrants, and in such name or names as such registered holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of such Warrants. No fractional shares of Common Stock will be issued. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of such Warrants and payment of the Warrant Price as aforesaid. The rights of purchase represented by the Warrants shall be exercisable, at the election of the registered holders thereof, either as an entirety or from time to time for part only of the Shares specified therein and, in the event that any Warrant is exercised in respect of less than all of the Shares specified therein at any time prior to the date of expiration of the Warrant, a new Warrant or Warrants will be issued to such registered holder for the remaining number of Shares specified in the Warrant so surrendered, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrants pursuant to the provisions of this Section and of Section 3 of this Agreement and the Company, whenever requested by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose. After the Expiration Date, any Warrants which have not been exercised shall be void.

SECTION 6.  PAYMENT OF TAXES.

            The Company will pay any documentary stamp taxes attributable to the issuance of Common Stock issuable upon the exercise of Warrants by the initial registered holder thereof; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer of a Warrant or in respect of any transfer involved in the issue or delivery of any certificates for shares of Common Stock in a name other than that of the registered holder of Warrants in respect of which such shares are issued, and in such case neither the Company nor the Warrant Agent shall be required to issue or deliver any certificate for shares of Common Stock or any Warrant until the person requesting the same has paid to the Company or Warrant Agent the amount of such tax or has established to the Company's and Warrant Agent's satisfaction that such tax has been paid.

SECTION 7.  MUTILATED OR MISSING WARRANTS.

            In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and the Warrant Agent shall countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant and, in the case of a lost, stolen or destroyed Warrant, indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such reasonable charges as the Company or the Warrant Agent may prescribe.

SECTION 8.  RESERVATION OF COMMON STOCK.

            There has been reserved, and the Company shall at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and the Transfer Agent for the shares of Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid are hereby irrevocably authorized and directed at all times to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company agrees that all shares of Common Stock issued upon exercise of the Warrants shall be, at the time of delivery of the certificates for such shares of Common Stock, validly issued and outstanding, fully paid and non-assessable and listed on any national securities exchange upon which the other shares of Common Stock are then listed. So long as any unexpired Warrants remain outstanding, the Company will file such post- effective amendments to the Securities Act Registration Statement referred to in Section 5 of this Agreement as may be necessary to permit it to deliver to each person exercising a Warrant, a Prospectus meeting the requirements of Section 10(a)(3) of such Act and otherwise complying therewith, and will deliver such a Prospectus to each person. The Company will keep a copy of this Agreement on file with the Transfer Agent for the shares of Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent stock certificates required to honor outstanding Warrants. The Company will supply such Transfer Agent with duly executed stock certificates for such purpose. All Warrants surrendered in the exercise of the rights thereby evidenced shall be cancelled by the Warrant Agent and shall thereafter be delivered to the Company, and such cancelled Warrants shall constitute sufficient evidence of the number of shares of Common Stock which have been issued upon the exercise of such Warrants. Promptly after the date of expiration of the Warrants, the Warrant Agent shall certify to the Company as to the total aggregate amount of Warrants then outstanding, and thereafter no shares of Common Stock shall be subject to reservation in respect to such Warrants which shall have expired.

SECTION 9.  WARRANT PRICE.

            The warrant price at which Common Stock shall be purchasable pursuant to the Warrants, subject to adjustment as provided in Section 10 hereof (the "Warrant Price"), shall be $2.33 per Share or such lower price as may from time to time in the future be established by unanimous action of the Board of Directors of the Company, until the Expiration Date.
Any such action by the Board of Directors shall not constitute a "Supplement or Amendment" for purposes of Section 19.

SECTION 10. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.

            The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

            10.1        ADJUSTMENTS.

            The number of Shares purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment as follows:

            (a) In case the Company shall (i) pay a dividend in Common Stock or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its Common Stock other securities of the Company, the number of Shares purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Shares or other securities of the Company which he would have owned or would have been entitled to receive after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of




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

any of the events or any record date with respect thereto. Any adjustment made pursuant to this subsection 10.1 (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

            (b) In case the Company shall issue rights, options, warrants or convertible securities to all or substantially all holders of its Common Stock, without any charge to such holders, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the Warrant Price, the number of Shares thereafter purchasable upon the exercise of the Warrant shall be determined by multiplying the number of Shares theretofore purchasable upon exercise of the Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of shares which the aggregate offering price of the total number of shares offered would purchase at the Warrant Price. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately and retroactively after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

            (c) In case the Company shall distribute to all or substantially all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings), then in each case the number of Shares thereafter purchasable upon the exercise of the Warrant shall be determined by multiplying the number of Shares theretofore purchasable upon exercise of the Warrant by a fraction, of which the numerator shall be the Warrant Price on the date of such distribution, and of which the denominator shall be the Warrant Price on such date minus the then fair value of the portion of the assets or evidences of indebtedness so distributed applicable to one share. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.




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

            (d) No adjustment in the number of Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Shares purchasable upon the exercise of the Warrant; provided however, that any adjustment which by reason of this subsection 10.1(d) is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

            (e) Whenever the number of Shares purchasable upon the exercise of the Warrant is adjusted as herein provided, the Warrant Price payable upon exercise of the Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

            (f) To the extent not covered by paragraphs (b) or (c) hereof, in case the Company shall sell and issue Common Stock or rights, options, warrants or convertible securities containing the right to subscribe for or purchase shares of Common Stock at a price per share (determined, in the case of such rights, options, warrants or convertible securities, by dividing (i) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants or convertible securities, plus the total consideration payable to the Company upon exercise or conversion thereof, by (ii) the total number of shares covered by such rights, options, warrants or convertible securities) lower than the Warrant Price in effect immediately prior to such sale and issuance, then the Warrant Price shall be reduced to a price (calculated to the nearest cent) determined by multiplying the Warrant Price by a fraction of which the numerator is (i) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance multiplied by the then existing Warrant Price, plus (B) the consideration received by the Company upon such sale and issuance, and the denominator is the total number of shares of Common Stock outstanding immediately after such sale and issuance multiplied by the Warrant Price. The number of Shares purchasable upon the exercise of the Warrant shall be that




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

number determined by multiplying the number of Shares issuable upon exercise immediately prior to such adjustment by a fraction, of which the numerator is the Warrant Price in effect immediately prior to such adjustment and the denominator is the Warrant Price as so adjusted. For the purposes of such adjustments, the Common Stock which the holders of any such rights, options, warrants or convertible securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible securities, plus the consideration or premiums stated in such rights, options, warrants or convertible securities to be paid for the Common Stock covered thereby. In case the Company shall sell and issue Common Stock or rights, options, warrants or convertible securities containing the right to subscribe for or purchase Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share" of Common Stock and the "consideration received by the Company" for purposes of the first sentence of this paragraph
(f), the Board of Directors shall determine the fair value of said property, and such determination, if reasonable and based upon the Board of Directors' good faith business judgment, shall be binding upon the Warrantholder and all other persons. There shall be no adjustment of the Warrant Price pursuant to this paragraph (f) if the amount of such adjustment would be less than two cents per Share; provided, however, that any adjustment which by reason of this provision is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

            (g) Whenever the number of Shares purchasable upon the exercise of the Warrant or the Warrant Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholders by first class mail, postage prepaid, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Shares purchasable upon the exercise of the Warrant and the Warrant Price after such adjustment, a brief




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statement of the facts requiring such adjustment and the computation by which such adjustment was made.

            (h) For the purpose of this subsection 10.1, the term "Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement or (ii)_any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If at any time, as a result of an adjustment made pursuant to this
Section 10, the Warrantholders shall become entitled to purchase any shares of the Company other than Common Stock, then the number of such other shares so purchasable upon exercise of the Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section 10.

            (i) Upon the expiration of any rights, options, warrants or conversion privileges, if such shall not have been exercised, the number of Shares purchasable upon exercise of the Warrant and the Warrant Price, to the extent the Warrant has not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the fact that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion rights whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion rights.




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

            10.2 NO ADJUSTMENT FOR DIVIDENDS. Except as provided in subsection 10.1, no adjustment in respect of any dividends shall be made during the term of the Warrant or upon the exercise of the Warrant.

            10.3 NO ADJUSTMENT IN CERTAIN CASES. No adjustment shall be made in connection with or resulting from (i) the issuance of the Warrants, (ii)_the issuance of Shares upon exercise of the Warrants, (iii)_the issuance of Shares on exercise of warrants and options of the Company outstanding on October 31, 1994, or (iv) the sale, at one time or from time to time after October 31, 1994, of either

            (x)     up to 2,750,000 shares of Common Stock or

            (y) rights, options, warrants or convertible securities containing the right to purchase up to such number of shares of Common Stock,

                        or

            (z)     a combination of (x) and (y)

at a price per share (determined as set forth in the first parenthetical clause of Section 10.1(f)) of less than $2.33 per Share. The number of shares of Common Stock issuable under (x), (y) and (z) in the aggregate shall not exceed 2,750,000.

            10.4 PRESERVATION OF PURCHASE RIGHTS UPON RECLASSIFICATION, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrantholder an agreement that the Warrantholder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of the Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the Warrant been exercised immediately prior to such action. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, in which the Company is the surviving corporation, the right to purchase Shares under the Warrant shall terminate on the date of such merger and thereupon the Warrant shall become null and void but only if the controlling corporation shall agree to substitute for the Warrant its warrant which entitles the holder thereof to purchase upon its exercise the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive had the Warrant been exercised immediately prior to such merger. The agreements referred to in this subsection 10.4 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section_10. The provisions of this subsection 10.4 shall similarly apply to successive consolidations, mergers, sales or conveyances.

            10.5 STATEMENT ON WARRANTS. Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon the exercise of the Warrant, the Warrant certificate or certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant initially issuable pursuant to this Agreement.

SECTION 11. FRACTIONAL INTEREST.

            The Company shall not be required to issue fractional Shares or Warrants on the exercise of the Warrant. If any fraction of a Share or Warrant would, except for the provisions of this Section_11, be issuable on the exercise of the Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the then Current Market Price multiplied by such fraction. For purposes of this Agreement, the term "Current Market Price" shall mean (i) if the Common Stock or Warrants are traded in the over-the-counter market and not in the Nasdaq National Market System and not on any national securities exchange, the average mean between the per share closing bid and asked prices of the Common Stock or Warrants, as the case may be, on the 30 consecutive trading days immediately preceding the date in question as reported by Nasdaq or an equivalent generally accepted reporting service, or (ii)_if the Common Stock or Warrants are traded in the Nasdaq National Market System or on a national securities exchange, the average for the 30 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock or Warrants, as the case may be, in the Nasdaq National Market System or on the principal stock exchange on which they are listed, as the case may be. The closing price referred to in clause (ii) above shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in the Nasdaq National Market System or on the national securities exchange on which the Common Stock or Warrants, as the case may be, are then listed.

SECTION 12. NOTICES TO WARRANTHOLDERS.

            (A) Upon any adjustment of the Warrant Price or the number of Shares issuable on exercise of a Warrant, then and in each such case the Company shall give written notice thereof to the registered holders of the Warrants and to the Warrant Agent, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of Shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice, or any defect therein, shall not affect the legality or validity of the subject adjustment.

            (B) In case at any time:

                (a) the Company shall pay any dividends payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

                (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                (c) there shall be any capital reorganization or reclassification (other than a reclassification involving merely the subdivision or combination of outstanding Common Stock) or merger or consolidation of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company then, in any one or more of such cases, the Company shall give written notice in the manner set forth above in this
Section 12 of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or
(ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than twenty
(20) days prior to the record date or the date on which the Company's transfer books are closed in respect thereof. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any of the matters set forth in this Section 12.

            (C) The Company shall send copies of all reports, proxy statements and other documents that it sends to its shareholders, on the date of mailing to such shareholders, to each registered holder of Warrants at his address appearing on the Warrant register as of the record date for the determination of the shareholders entitled to such documents.

SECTION 13. DISPOSITION OF PROCEEDS ON EXERCISE OF WARRANTS.

            (A) The Warrant Agent shall promptly forward to the Company all monies received by the Warrant Agent for the purchase of shares of Common Stock through the exercise of the Warrants.

            (B) The Warrant Agent shall keep copies of this Agreement available for inspection by holders of Warrants during normal business hours.

SECTION 14. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF WARRANT AGENT.

            Any corporation or company which may succeed to the business of the Warrant Agent by any merger or consolidation or otherwise to which the Warrant Agent shall be a party, or any corporation or company succeeding to the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of either party hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 16 of this Agreement. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned; and in the case at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent shall countersign such Warrants in its own name; and in all such cases such Warrants shall have the full force provided in the Warrants and in this Agreement. In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrants so countersigned; and in case at that time any of the Warrants shall have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases such Warrants shall have the full force provided in the Warrants and in this Agreement.

SECTION 15. DUTIES OF WARRANT AGENT

            The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

            A. The statements of fact and recitals contained herein and in the Warrants shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein expressly provided.

            B. The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrants to be complied with by the Company.

            C. The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

            D. The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

            E. The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of the Warrant Agent's negligence, misconduct or bad faith.

            F. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expenses unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the registered holders of the outstanding Warrants, as their respective rights or interests may appear.

            G. The Warrant Agent and any shareholder, director, officer, partner or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

            H. The Warrant Agent shall act hereunder solely as agent and not in a fiduciary capacity, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence, misconduct or bad faith.

            I. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such agent or for any loss to the Company resulting from such act, default, neglect or misconduct, provided reasonable care had been exercised in the selection and continued use of the agent.

            J. Any request, direction, election, order or demand of the Company shall be sufficiently evidenced by an instrument signed in the name of the Company by its President or any Vice President or its Secretary or any Assistant Secretary or its Treasurer or any Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Warrant Agent by a copy thereof certified by the Secretary or any Assistant Secretary of the Company.

SECTION 16. CHANGE OF WARRANT AGENT.

            The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company not less than 20 days prior notice in writing, and by mailing such notice to the holders of Warrants at their addresses appearing on the Warrant register, specifying a date when such resignation shall take effect. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company and by like mailing of notice to the holders of Warrants. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity of the resigning or incapacitated Warrant Agent, then the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Any successor warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company or stock transfer agency, in good standing, incorporated under the laws of any state in the United States of America or the United States of America. Pending appointment of a successor to the Warrant Agent, either by the Company or by a court, the duties of the Warrant Agent shall be carried out by the Company. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent cancelled Warrants, records and property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to file or mail any notice provided for in this Section, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be.

SECTION 17. IDENTITY OF TRANSFER AGENT.

            Forthwith upon the appointment of any Transfer Agent for the shares of Common Stock or of any subsequent transfer agent for shares of Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants, the Company will file with the Warrant Agent a statement setting forth the name and address of such Transfer Agent.

SECTION 18. NOTICES.

            Any notice pursuant to this Agreement to be given by the Warrant Agent or by the registered holder of any Warrant to the Company shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

                        Wilshire Technologies, Inc.
                        5861 Edison Place
                        Carlsbad, California 92008
                        Attn.:  President

            Any notice pursuant to this Agreement to be given by the Company or by the registered holder of any Warrant to the Warrant Agent shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) as follows:

                        American Stock Transfer & Trust Company
                        6201 15th Avenue
                        Brooklyn, New York 11219

SECTION 19. SUPPLEMENTS AND AMENDMENTS.

            Without the consent of Warrantholders, the Company and the Warrant Agent may from time to time supplement or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interest of the holders of Warrants. With the consent of Warrantholders entitled to purchase at least a majority of the Shares issuable on exercise of all then outstanding Warrants, the Company and the Warrant Agent may from time to time supplement or amend this Agreement in all respects except to change the Warrant Price or the number of Shares issuable on exercise of Warrants or to reduce the percentage of the outstanding Warrants required by this Section 19 for any such supplement or amendment.

SECTION 20. SUCCESSORS.

            The covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 21. CALIFORNIA CONTRACT.

            This Agreement shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the laws of said State.

SECTION 22. BENEFITS OF THIS AGREEMENT.

            Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrants.

SECTION 23. COUNTERPARTS.

            This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                        WILSHIRE TECHNOLOGIES, INC.



                                        By:  /s/ John Van Egmond
                                            ------------------------------------
                                             President & Chief Executive Officer


                                        AMERICAN STOCK TRANSFER & TRUST COMPANY



                                        By______________________________________

                           WILSHIRE TECHNOLOGIES, INC.
                           INCORPORATED UNDER THE LAWS
                           OF THE STATE OF CALIFORNIA

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK.
             VOID AFTER 5:00 P.M. NEW YORK TIME ON NOVEMBER 28, 2002

            This certifies that, for value received, the registered holder hereof or registered assigns (the "Holder"), is entitled to purchase from Wilshire Technologies, Inc. (the "Company"), a California corporation, at any time after the later of November 28, 1999 or the date on which the shares issuable on exercise of this Warrant shall have been registered under the Federal Securities Act of 1933, and before 5:00 P.M. New York time on November 28, 2002, at the purchase price of $2.33 per share (the "Warrant Price"), a number of shares of Common Stock without par value of the Company which is equal to the number of shares of Common Stock set forth above. The number of shares purchasable upon exercise of this Warrant and the Warrant Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

            This Warrant may be exercised in whole or in part by presentation of this Warrant with the Purchase Form on the reverse side hereof duly executed, with a signature guarantee, and simultaneous payment of the Warrant Price (subject to adjustment) at the principal office in New York City, New York, of American Stock Transfer & Trust Company (the "Warrant Agent"). Payment of such price shall be made at the option of the Holder hereof in cash or by check or bank draft, all as provided in the Warrant Agreement.

            This Warrant is one of a duly authorized issue of Common Stock Purchase Warrants with rights to purchase an aggregate of 2,750,000 shares of Common Stock, without par value, of the Company and is issued under and in accordance with a Warrant Agreement dated as of November 24, 1997 between the Company and the Warrant Agent and is subject to the terms and provisions contained in such Warrant Agreement, to all of which the Holder of this Warrant by acceptance hereof consents. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent.

            Upon any partial exercise of this Warrant, there shall be countersigned and issued to the Holder hereof a new Warrant in respect of the shares as to which this Warrant shall not have been exercised. This Warrant may be exchanged at the office of the Warrant Agent by surrender of this Warrant properly endorsed, with a signature guarantee, either separately or in combination with one or more other Warrants, for one or more new Warrants to purchase the same aggregate number of shares evidenced by the Warrant or Warrants exchanged. No fractional shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants, as provided in the Warrant Agreement. This Warrant is transferable at the office of the Warrant Agent in the manner and subject to the limitations set forth in the Warrant Agreement.

            The Holder hereof may be treated by the Company, the Warrant Agent and all other persons dealing with this Warrant as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder hereof as the owner for all purposes.

            This Warrant does not entitle any holder hereof to any of the rights of a shareholder of the Company.

            This Warrant shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.


Dated:

                                        WILSHIRE TECHNOLOGIES, INC.


                                        By: ____________________________________
                                                          President

                                        Attest: ________________________________
                                                          Secretary
Countersigned:

AMERICAN STOCK TRANSFER
& TRUST COMPANY

Warrant Agent

By:___________________________
       Authorized Officer

                           WILSHIRE TECHNOLOGIES, INC.
                                Mailing Address:
                                5861 Edison Place
                           Carlsbad, California 92008

                                  PURCHASE FORM

            The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, shares of the _____________ stock provided for therein, and requests that certificates for such shares be issued in the name of:

________________________________________________________________________________
            (Please print name, address and Social Security number)

________________________________________________________________________________

________________________________________________________________________________

and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant Certificate for the balance of the shares purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

DATED:__________________

Name of Warrantholder
or Assignee: ___________________________________________________________________

Address: _______________________________________________________________________

Signature: _____________________________________________________________________

Signature Guaranteed:
                              Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless this Warrant has been assigned.

                                   ASSIGNMENT
                 (To be signed only upon assignment of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
(Name and address of assignee must be printed or typewritten)

the within Warrant, hereby irrevocably constituting and appointing___________________
Attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

DATED:

Signature Guaranteed:


                                         _______________________________________
                                             Signature of registered holder

                              Notice: The signature on this Assignment must correspond with the name as it appears upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.